UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23336

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Variant Alternative Income Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.      REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

VARIANT ALTERNATIVE INCOME FUND

Annual Report

For the Year Ended April 30, 2025

Variant Alternative Income Fund
Table of Contents For the Year Ended April 30, 2025

This report and the financial statements contained herein are provided for the general information of the shareholders of the Variant Alternative Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Variant Alternative Income Fund
Management Discussion of Fund Performance (Unaudited)

Dear Shareholder,

Variant Investments, LLC (“Variant”) is pleased to provide the audited annual financial statements for the Variant Alternative Income Fund1 (NICHX, the “Fund”) for the fiscal year that ended April 30, 2025.

The final months of the fiscal year were marked by market volatility and general economic uncertainty. While investors experienced instability in both public equity and debt markets, the Variant Alternative Income Fund demonstrated the usefulness of low correlation, unlevered exposures in a diversified investor portfolio. As a niche asset-based lender, NICHX targets assets and deal structures with naturally lower correlation to the broader economy. For example, we believe exposures to medical receivables, royalties, and law firm lending should be relatively insulated from public market stress. The Fund also targets senior credit facility structures that provide control over lending strategies, and continues to generate consistent returns for investors without the use of structural leverage.

Over the past fiscal year, NICHX delivered a net total return2 of 3.70%. For long term performance, the Fund’s 5-year and since inception3 net total returns were 8.49% and 8.78%, respectively, as of April 30, 2025. Fund performance for the year was dampened primarily due to the May 2024 full write down of a legacy Private LP investment that does not reflect the current portfolio focus targeting senior secured credit facilities. Despite the write down, the Fund’s annual income distribution was not materially impacted, reaching 9.75% for 2024. Income comprises the grand majority of the Fund’s return profile, a consequence of the transition away from Private LP investments to senior credit facilities with contractual interest rates. On the positive end, the Fund benefited from strong performance led by contributions from aircraft leasing, medical receivables, law firm lending, and film finance strategies.

Assets under management (AUM) for the Fund ended the fiscal year at $2,745 million. While liquidity management will always be a top priority for the Fund given its structure, we remain pleased with the liquidity of the fund and the opportunity to stay active in the market. Liquidity is generated from multiple sources including cash flows from outstanding investments and fundraising. Annualized principal payments for NICHX totaled roughly a third of Fund AUM annualized over the past fiscal year, providing liquidity for both quarterly repurchases as well as deployment to new investments. Furthermore, fundraising (averaging $44.4 million monthly over the fiscal year) in addition to the Fund’s lines of credit (totaling $310 million) provides additional levers for liquidity management.

Finally, the accredited investor qualification requirement was removed from the Variant Alternative Income Fund. Please reference the Fund’s prospectus with the updated sticker for more information.

For more information on the Fund’s activity, the complete listing of the Fund’s investments can be found in the Consolidated Schedule of Investments.

On behalf of everyone at Variant, we thank you for your investment in the Fund. We are honored to be trusted stewards of your capital. We are excited about the year ahead and look forward to working with each of you.

Sincerely,

JB Hayes, Principal	Curt Fintel, Principal	Bob Elsasser, Principal

1        The Variant Alternative Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated April 4, 2018 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

2            The net total return uses geometric returns and reflects the reinvestment of earnings.

3            Inception date is October 2, 2017. Between October 2017 and September 2018, the track record includes that of the Variant Alternative Income Fund LP, the predecessor private fund (the “Predecessor Fund”) that converted into the Fund. The Predecessor Fund was, in all material respects, equivalent to the interval fund. For purposes of performance reporting, the Predecessor Fund track record was adjusted to reflect the Fund’s estimated expenses and expense limitations. Specifically, it reflects a management fee of 0.95% and fund expenses capped at 0.50%.

Variant Alternative Income Fund
Management Discussion of Fund Performance (Unaudited) (continued)

The Variant Alternative Income Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. There is no guarantee the Fund will achieve its objective. An investment in the Fund should only be made by investors who understand the risks involved, who are able to withstand the loss of the entire amount invested and who can bear the risks associated with the limited liquidity of Shares.

Important Risks: Shares are an illiquid investment. You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. Although the Fund is required to implement a Share repurchase program only a limited number of Shares will be eligible for repurchase by the Fund.

An investment in the Fund is speculative, involves substantial risks, including the risk that the entire amount invested may be lost, and should not constitute a complete investment program. The Fund may leverage its investments by borrowing, use of swap agreements, options or other derivative instruments The Fund is a non-diversified management investment company, meaning it may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the Fund is subject to investment related risks of the underlying funds, general economic and market condition risk.

Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform. Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over the-counter or “inter-dealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of “exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM (877) 770-7717 OR WWW.VARIANTINVESTMENTS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

The Fund is distributed by Distribution Services, LLC. Variant Investments, LLC (the “Investment Manager”) serves as the investment manager of the Fund. Distribution Services, LLC and the Investment Manager are unaffiliated.

Variant Alternative Income Fund
Fund Performance April 30, 2025 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2025	1 Year	3 Years	5 Years	Since Inception
Variant Alternative Income Fund (Inception Date October 1, 2018)	4.02%	7.43%	8.49%	8.78%
Bloomberg U.S. Aggregate Bond Index	8.02%	1.95%	-0.67%	-1.76%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 770-7717.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Variant Alternative Income Fund
Report of Independent Registered Public Accounting Firm For the Year Ended April 30, 2025

To the Shareholders and Board of Trustees of
Variant Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Variant Alternative Income Fund (the “Fund”) as of April 30, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with the custodian, brokers, borrowers, participating lenders, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Variant Investments, LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 27, 2025

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025
Investments in private investment companies — 19.5%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Litigation Finance
EAJF ESQ Fund, L.P. (g)(h)	—	—	—	—	5/26/2022	—	$35,000,000	$46,604,323	1.7%
Equal Access Justice Fund, L.P. (g)(h)	—	—	—	—	3/30/2021	—	50,000,000	61,096,475	2.2
Series 4 - Virage Capital Partners, L.P. (g)(h)	—	—	—	—	9/1/2018	—	804,190	1,631,292	0.1
Series 6 - Virage Capital Partners, L.P. (g)(h)	—	—	—	—	10/31/2019	—	12,660,205	23,936,553	0.9
Virage Recovery Fund (Cayman), L.P. (h)	—	—	—	6,103	8/6/2019	—	15,286,170	1,829,208	0.1
							113,750,565	135,097,851	5.0
Portfolio Finance
Cl Levi Co-Invest, L.P. (g)(h)	—	—	—	—	6/27/2022	—	15,268,994	20,044,911	0.7
Crestline Portfolio Financing Fund II (US), L.P. (g)(h)	—	—	—	—	8/26/2021	—	2,369,351	3,172,945	0.1
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidiary (g)(h)	—	—	—	—	4/25/2018	—	—	142,482	0.0
River Horse Holdings II, L.P. (g)(h)	—	—	—	—	1/6/2023	—	3,600,000	4,032,000	0.2
							21,238,345	27,392,338	1.0
Real Estate Debt
Oak Harbor Capital NPL VII, LLC (g)(h)	—	—	—	—	3/1/2019	—	5,619,157	6,130,555	0.3
Setpoint Residential Fintech Fund, L.P. (g)(h)	—	—	—	—	2/4/2022	—	12,597,326	12,282,989	0.4
Setpoint Residential Fintech Fund II, L.P. (g)(h)(k)	—	—	—	—	8/17/2023	—	20,000,000	20,739,935	0.8
							38,216,483	39,153,479	1.5
Real Estate Equity
Montreux Healthcare Fund PLC (b)	—	—	—	48,220	2/1/2018	—	61,167,397	459,184	0.0
Royalties
MEP Capital II, L.P. (g)(h)	—	—	—	—	11/27/2020	—	6,393,694	7,612,888	0.3
MEP Capital III, L.P. (g)(h)(k)	—	—	—	—	11/1/2021	—	16,605,607	17,741,058	0.6
MEP Capital Fund IV, L.P. (g)(h)(k)	—	—	—	—	11/30/2023	—	16,517,822	17,756,649	0.7
							39,517,123	43,110,595	1.6
Secondaries
Black Forest Structured Lending Fund (h)	—	—	—	569	12/30/2022	—	3,685,091	912,614	0.0
Campbell Opportunity Timber Fund-A, L.P. (g)(h)	—	—	—	—	11/1/2021	—	—	585,846	0.0
Drawbridge Special Opportunities Fund, L.P. (g)(h)	—	—	—	—	10/19/2023	—	2,963,171	4,451,672	0.2
North Haven Offshore Infrastructure Partners A, L.P. (g)(h)	—	—	—	—	7/18/2019	—	1,055,004	1,048,304	0.0
Taiga Special Opportunities, L.P. (Class L 2021) (h)	—	—	—	15,265,661	4/22/2022	—	9,811,245	13,795,656	0.5
Taiga Special Opportunities, L.P. (Class L 2023) (h)	—	—	—	7,789,711	12/29/2023	—	6,436,489	8,536,901	0.3
Thor Urban Property Fund II, Inc. (h)	—	—	—	35,695	12/30/2019	—	4,161,214	233,720	0.0
							28,112,214	29,564,713	1.0

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
Investments in private investment companies — 19.5%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Specialty Finance
BSRF Tax-Exempt, LLC (g)(h)	—	—	—	—	5/17/2022	—	$20,000,000	$22,613,812	0.8%
Coromandel Credit Income Evergreen Fund, L.P. (g)(h)	—	—	—	—	7/1/2024	—	15,000,000	14,389,678	0.5
CoVenture - AMZN Credit Opportunities Fund, L.P. (g)(h)(k)	—	—	—	—	3/11/2021	—	27,880,516	17,374,632	0.7
CoVenture - No1 Credit Opportunities Fund, LLC (g)(h)	—	—	—	—	12/12/2019	—	1,000,000	989,901	0.0
CoVenture - No1 Credit Opportunities Fund, LLC (A-2 Series) (g)(h)	—	—	—	—	2/5/2021	—	3,000,000	2,967,388	0.1
CoVenture - No1 Credit Opportunities Fund, LLC (A-3 Series) (g)(h)	—	—	—	—	7/12/2021	—	7,500,000	7,431,056	0.3
Delgatto Diamond Finance Fund, L.P. (g)(h)	—	—	—	—	10/3/2019	—	12,750,000	24,640,793	0.9
OHP II, L.P. Class B (g)(h)	—	—	—	—	3/7/2019	—	—	462,069	0.0
OHPC, L.P. (g)(h)	—	—	—	—	5/27/2021	—	4,061,771	3,898,246	0.1
Rivonia Road Fund, L.P. (g)(h)	—	—	—	—	7/29/2022	—	10,000,000	12,837,920	0.5
Silverview Special Situations Lending Onshore Fund II, L.P. (g)(h)	—	—	—	—	10/19/2021	—	8,950,287	10,244,214	0.4
Treville Credit Fund, L.P. (g)(h)	—	—	—	—	2/28/2020	—	20,000,000	19,352,798	0.7
Turning Rock Fund I, L.P. (g)(h)(k)	—	—	—	—	11/29/2019	—	2,175,315	3,514,282	0.1
Turning Rock Fund II, L.P. (g)(h)(k)	—	—	—	—	11/29/2021	—	15,090,644	16,529,315	0.6
Upper90 Fund III, L.P. (g)(h)(k)	—	—	—	—	7/28/2022	—	5,467,741	5,144,343	0.2
							152,876,274	162,390,447	5.9
Transportation Finance
Aero Capital Solutions Fund, L.P. (g)(h)	—	—	—	—	1/17/2019	—	954,672	2,130	0.0
Aero Capital Solutions Fund II, L.P. (g)(h)	—	—	—	—	9/16/2019	—	—	22,993,565	0.8
Aero Capital Solutions Feeder Fund III, L.P. (g)(h)	—	—	—	—	9/13/2021	—	33,515,698	59,462,355	2.2
Aero Capital Solutions Feeder Fund IV, L.P. (g)(h)(k)	—	—	—	—	8/28/2023	—	10,774,152	13,722,309	0.5
Hudson Transport Real Asset Fund, L.P. (g)(h)	—	—	—	—	8/31/2018	—	673,050	925,039	0.0
							45,917,572	97,105,398	3.6
Total investments in private investment companies							500,795,973	534,274,005	19.5
Investments in credit facilities — 58.6%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Litigation Finance
888 Fund I, LLC (a)(b)(d)(o)	19.00%	—	—	—	4/18/2022	7/30/2025	$77,238,826	$77,238,826	2.8%
Cage Health, LLC (b)(d)(i)(k)	16.50% PIK	—	—	—	8/28/2023	8/25/2028	5,938,452	5,938,452	0.2
Kerberos Capital Management SPV I, LLC (a)(b)(n)(o)	17.00%	—	—	—	10/7/2019	9/11/2025	56,417,036	56,417,036	2.1
Kerberos Capital Management SPV I, LLC (Luckett) (a)(b)(n)(o)	19.00%	—	—	—	1/29/2020	9/11/2025	8,282,200	8,282,200	0.3

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
Investments in credit facilities — 58.6%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Litigation Finance (continued)
Kerberos Capital Management SPV I, LLC (Nations) (a)(b)(o)	19.00%	—	—	—	12/14/2024	9/11/2025	$14,606,683	$14,606,683	0.5%
Kerberos Capital Management SPV I, LLC (Pulvers) (a)(b)(n)(o)	12.00%	—	—	—	10/7/2019	9/11/2025	11,974,267	11,974,267	0.4
Kerberos Capital Management SPV V, LLC (b)(i)	15.00% PIK	—	—	—	5/17/2022	5/17/2026	27,176,427	27,176,427	1.0
Legal Capital Products, LLC (a)(b)(c)	13.33%	30-Day Avg. SOFR	9.00%	—	10/7/2021	10/7/2026	39,861,358	39,861,358	1.4
Nighthawk Borrower SPV, LLC (a)(b)(c)(k)	13.58%	30-Day Avg. SOFR	9.25%	—	8/30/2023	8/30/2026	16,480,573	16,480,573	0.6
RL SPV, LLC (b)(c)(k)	14.83%	30-Day Avg. SOFR	10.50%	—	7/13/2023	7/13/2028	8,001,995	8,001,995	0.3
SCPFL I, LLC (a)(b)(d)(o)	13.99%	—	—	—	4/21/2023	12/16/2026	136,032,283	136,032,283	5.0
Steno Agency Funding I, LLC (b)(c)(j)(k)	13.82%	1-Month CME Term SOFR	9.50%	—	11/12/2021	4/3/2027	10,359,136	10,359,136	0.4
Stifel Syndicated Credit, LLC (b)(j)(n)(ae)	Blended	—	—	—	8/15/2022	6/15/2026	6,304,600	6,193,327	0.2
Stratford Cresson MT2, LLC (b)(c)(k)(o)	16.33%	30-Day Avg. SOFR	12.00%	—	5/12/2023	1/5/2028	15,575,430	15,575,430	0.6
							434,249,266	434,137,993	15.8
Portfolio Finance
BA Tech Master, L.P. (b)(f)(i)(n)	22.50% PIK	—	—	—	10/2/2018	—	2,444,037	2,444,037	0.1
Cirrix Finance, LLC (b)(i)	15.00% PIK	—	—	—	11/4/2021	12/31/2025	5,730,069	5,730,069	0.2
Delgatto Capital Group, LLC Delgatto Diamond Finance Fund, L.P., and Delgatto Diamond Finance Fund QP, L.P. (b)(c)	12.50%	1-Month CME Term SOFR	9.50%	—	5/28/2021	6/30/2025	75,940,000	75,940,000	2.8
Fairway America Fund (VII and VIIQP), L.P. (a)(b)(c)	10.00%	30-Day Avg. SOFR	6.00%	—	8/7/2020	7/1/2025	7,500,000	7,500,000	0.3
Marquis United, LLC (b)(i)(k)	15.00% PIK	—	—	—	4/11/2025	2/13/2029	48,705	48,705	0.0
Stage Point Capital, LLC, Stage Point Fund, LLC and SPF Holdings, LLC (a)(b)(c)	10.00%	30-Day Avg. SOFR	6.00%	—	9/5/2019	6/30/2025	10,000,000	10,000,000	0.4
							101,662,811	101,662,811	3.8
Real Estate Debt
1769 Capital, LLC (b)(i)(k)	12.00% PIK	—	—	—	5/31/2024	5/17/2029	27,191,291	27,191,291	1.0
Beehive Hospitality, Integrity RS, Beehive Hospitality Ascent PC, Lonestar Hospitality WX, Bayou Hospitality SH, and Armanda Prime (b)(j)(k)	15.00%	—	—	—	12/19/2024	8/15/2025	5,234,801	5,234,801	0.2
CDMX II Fund, LLC (b)	13.00%	—	—	—	12/1/2022	11/30/2027	32,909,346	32,909,346	1.2
Drummond Ross Limited (b)(f)(n)(i)	10.00% PIK	—	—	—	1/7/2022	—	6,156,395	4,647,450	0.2
OHFX, Smith Trust, Stone Canyon Trust, & City Centre (a)(b)(c)(i)(j)(ab)	14.33%, 2.94% PIK	1-Month CME Term SOFR	11.39%	—	10/11/2023	10/11/2025	26,343,621	26,343,621	1.0
Tailor Ridge REIT, LLC (b)(k)	10.30%	—	—	—	4/10/2025	12/31/2026	13,749,450	13,749,450	0.5
TruNorth Star RTL Co-Invest, LLC (b)(d)(e)(o)	17.88%	—	—	—	2/27/2023	2/27/2026	23,019,696	23,019,696	0.8
WHCC, LLC Dyer 18 WHCC, LLC and RW WHCC, LLC (b)(j)(m)	16.00%	—	—	—	3/24/2025	11/27/2026	7,555,500	7,555,500	0.3
							142,160,100	140,651,155	5.2
See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
Investments in credit facilities — 58.6%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Real Estate Equity
VPES Fund 1, LLC (b)(i)(k)	13.00% PIK	—	—	—	4/23/2025	4/17/2028	$266,214	$266,214	0.0%
Royalties
ARC L.P.W I, LLC (b)(n)	13.00%	—	—	—	9/26/2019	11/30/2025	16,169,678	5,341,449	0.2
Beatfund II, LLC (a)(b)(c)(k)	14.33%	30-Day Avg. SOFR	10.00%	—	11/25/2022	11/23/2025	39,999,990	39,999,990	1.5
Cascade Energy Group, LLC (a)(b)(c)	13.83%	30-Day Avg. SOFR	9.50%	—	7/20/2022	5/31/2027	5,558,881	5,558,881	0.2
Marine Street, L.P. (a)(b)(d)(q)(o)	Blended	—	—	—	3/22/2022	1/31/2026	86,003,039	86,003,041	3.1
							147,731,588	136,903,361	5.0
Specialty Finance
5 Core Capital, LLC (b)(c)	14.10%	30-Day Avg. SOFR	10.75%	—	10/28/2020	4/25/2026	5,329,150	5,329,150	0.2
A & T Investments SARL (b)(f)(w)(x)	9.44%	—	—	—	4/12/2024	—	5,770,198	6,117,594	0.2
ACMV Factor Finance SPV, LLC (b)(n)	12.00%	—	—	—	11/24/2021	—	6,289,445	1,741,215	0.1
Aion Acquisition, LLC (b)(f)(n)	—	—	—	—	3/31/2021	—	528,216	228,416	0.0
App Academy Financial, LLC (b)(f)(n)	17.00%	—	—	—	3/23/2021	—	10,412,990	10,356,449	0.4
Art Lending, Inc. (Dart Milano S.R.L) (b)(f)(j)(n)	9.50%	—	—	—	4/14/2021	—	13,957,600	13,957,600	0.5
Art Lending, Inc. (Dart Milano S.R.L 2) (b)(f)(j)(n)	8.68%	—	—	—	12/17/2021	—	15,888,770	15,888,770	0.6
Art Lending, Inc. (Procacini S.L. - 1) (b)(f)(j)(n)	10.00%	—	—	—	8/26/2020	—	1,967,917	1,967,917	0.1
Art Lending, Inc. (Procacini S.L. - 2) (b)(f)(j)(n)	9.50%	—	—	—	4/14/2021	—	4,047,827	4,047,827	0.1
Art Money International, Co. (b)(c)(f)(n)	16.33%	30-Day Avg. SOFR	12.00%	—	6/12/2018	—	2,843,387	1,077,506	0.0
Banco Actinver, S.A., Institución de Banca Múltiple, Grupo Financiero Actinver (b)(c)(k)(m)	13.81%	30-Day Avg. SOFR	7.86%	—	11/5/2020	11/5/2028	36,003,000	36,003,000	1.3
Bandon VAIF, LLC (b)(n)	12.00%	—	—	—	2/10/2020	2/7/2026	2,968,663	566,216	0.0
Bandon VAIF, LLC (b)(n)	15.00%	—	—	—	2/15/2022	2/7/2026	82,000	82,000	0.0
Bundled Up, LLC (b)(c)	14.83%	30-Day Avg. SOFR	10.50%	—	11/18/2022	10/1/2025	34,445,060	34,445,060	1.3
CDXFI Specialty Finance, LLC (b)(m)(y)	Blended	—	—	—	9/18/2023	8/25/2026	2,675,000	2,675,000	0.1
CF Holdings II, LLC (b)(c)(j)(k)	14.28%	3-Month CME Term SOFR	10.00%	—	12/28/2021	3/31/2026	2,187,592	2,187,592	0.1
Cibanco, S.A. Institución (b)(i)	14.55%, 3.00% PIK	—	—	—	4/5/2023	3/27/2027	1,060,742	1,060,742	0.0
Copperpot Finance, LLC (b)(c)	15.34%	30-Day Avg. SOFR	11.00%	—	11/29/2024	11/26/2028	2,400,000	2,400,000	0.1
Coromandel SPV, LLC (a)(b)(d)	17.00%	—	—	—	1/13/2020	5/27/2025	28,973,012	28,973,012	1.1
Crusoe Energy Systems, LLC (a)(b)(e)	17.00%	—	—	—	9/28/2023	11/30/2027	11,232,881	11,232,881	0.4
Envest (Canada) Holdings Corp. (b)	15.00%	—	—	—	11/30/2022	5/30/2025	23,542,566	23,542,566	0.9
Equity Link, S.A.P.I. DE C.V., Sofom E.N.R. (b)	10.30%	—	—	—	4/29/2021	10/18/2026	6,000,000	6,000,000	0.2
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)(b)	11.25%	—	—	—	11/9/2023	11/9/2025	9,944,076	10,051,420	0.4

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
Investments in credit facilities — 58.6%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Specialty Finance (continued)
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)(b)	11.50%	—	—	—	11/9/2023	2/9/2026	$9,944,076	$10,102,078	0.4%
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)(b)	11.00%	—	—	—	9/8/2023	9/8/2025	13,540,492	13,404,492	0.5
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)(b)	10.25%	—	—	—	2/20/2025	2/21/2026	9,998,730	10,099,674	0.4
Grupo Olinx, S.A.P.I. de C.V., SOFOM, E.N.R. (b)	13.00%	—	—	—	8/12/2021	8/12/2027	13,100,000	13,100,000	0.5
IOM Media Ventures NS, Inc. (b)(j)	14.00%	—	—	—	12/24/2024	12/17/2028	2,380,000	2,380,000	0.1
Kili Purchasing, LLC (b)(k)	13.40%	—	—	—	12/20/2024	12/18/2027	12,448,719	12,448,719	0.5
KSPV 2, LLC (b)(c)(j)(k)	15.00%	3-Month CME Term SOFR	12.50%	—	12/28/2021	6/3/2027	4,000,000	4,000,000	0.2
Nimbus Asset Finance, A Sub-Fund of Latinum Assets 1 VCC (b)(m)	10.50%	—	—	—	9/20/2024	4/29/2026	9,000,000	9,000,000	0.3
Osprey AV I, LLC (b)(k)(m)	13.25%	—	—	—	6/14/2023	6/12/2026	20,410,625	20,410,625	0.7
Osprey AV II, LLC (b)(c)(k)(m)	11.33%	30-Day Avg. SOFR	7.00%	—	10/5/2023	4/9/2028	6,205,000	6,205,000	0.2
Payjoy, Inc. (b)(j)	14.50%	—	—	—	1/13/2021	6/6/2025	5,000,000	5,000,000	0.2
Percent US ABS I, LLC (b)	13.00%	—	—	—	9/14/2023	9/14/2026	3,840,755	3,840,755	0.1
PT Awan Tunai Indonesia (b)(m)	10.50%	—	—	—	9/10/2020	4/29/2026	17,500,200	17,500,200	0.6
River Heights Capital, LLC (b)(c)(j)(k)	14.34%	30-Day Avg. SOFR	10.00%	—	4/21/2025	5/18/2028	551,431	551,431	0.0
RKB Bridge Solutions, LLC (a)(b)(c)(k)	9.75%	30-Day Avg. SOFR	6.75%	—	4/21/2022	6/30/2025	5,823,836	5,823,836	0.2
Salaryo Capital II, LLC (b)	12.00%	—	—	—	1/30/2020	12/31/2025	9,000,000	6,072,968	0.2
Salaryo, Inc. (b)	6.00%	—	—	—	12/11/2023	12/8/2025	800,000	800,000	0.0
SEIA Purchasing, LLC (b)(d)(f)	13.00%	—	—	—	10/12/2022	—	3,872,019	3,872,019	0.1
SPC VAR, LLC (b)(c)(k)	16.32%	1-Month CME Term SOFR	12.00%	—	10/17/2023	10/17/2028	9,600,500	9,600,500	0.4
Square Kilometer Capital SPV, LLC (b)(c)(d)(f)	15.33%	30-Day Avg. SOFR	11.00%	—	11/9/2022	—	6,588,743	6,588,743	0.2
SSC SPV No.1, LLC (a)(b)(d)(f)(ac)	Blended	—	—	—	8/9/2019	—	85,966,217	84,954,012	3.1
SSL DB West, LLC (b)(c)(d)	14.33%	30-Day Avg. SOFR	10.00%	—	4/14/2023	3/25/2027	52,704,167	52,704,167	1.9
Stat Capital SPV, LLC (b)(c)	14.10%	30-Day Avg. SOFR	10.75%	—	4/29/2022	4/25/2026	3,796,000	3,796,000	0.1
Station Road Capital Management, LLC (a)(b)	13.00%	—	—	—	1/12/2024	6/9/2025	8,991,051	8,991,051	0.3
Station Road Capital Management II, LLC (a)(b)(k)	13.00%	—	—	—	11/25/2024	1/12/2027	30,129,030	30,129,030	1.1
Steel River Systems, LLC (b)(n)(r)	—	—	—	—	12/22/2022	12/31/2027	2,795,331	2,795,331	0.1
Stowe HM-PB, LLC (Automotive Alliance, LLC) (b)(c)(j)(e)	12.82%	1-Month CME Term SOFR	8.50%	—	3/24/2025	8/15/2025	633,365	633,365	0.0

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
Investments in credit facilities — 58.6%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Specialty Finance (continued)
Stride Alternative Education Fund 1 (b)(n)	17.00%	—	—	—	6/13/2022	6/10/2029	$6,818,000	$1,576,585	0.1%
TCM Produce, LLC (b)(j)	14.00%	—	—	—	5/19/2021	6/30/2025	4,250,839	4,250,839	0.2
Vantage Borrower SPV I, LLC (b)(n)(aa)(ad)	Blended	—	—	—	9/11/2020	—	3,000,000	1,494,000	0.1
Wallace Management Co., LLC (b)(c)(f)	14.00%	30-Day Avg. SOFR	8.00%	—	9/8/2022	—	11,831,745	11,831,745	0.4
Watu Holdings Ltd. (b)(j)	13.00%	—	—	—	4/11/2022	5/7/2026	6,250,000	6,250,000	0.2
Zanifu Limited (b)(c)	17.33%	30-Day Avg. SOFR	13.00%	—	4/18/2023	4/17/2026	1,387,727	1,387,727	0.1
							610,708,690	591,526,825	21.6
Trade Finance
Medtrade Capital, LLC (b)(e)(o)(z)	Blended	—	—	—	4/30/2022	4/27/2027	158,049,962	135,294,257	4.9
Stowe HM-PB, LLC (Sauna Works, Inc.) (b)(j)(e)	10.75%	—	—	—	2/11/2025	5/12/2025	499,978	499,978	0.0
							158,549,940	135,794,235	4.9
Transportation Finance
Inclusion South Africa Proprietary Limited (a)(b)(c)(j)	16.82%	1-Month CME Term SOFR	12.50%	—	9/27/2022	9/23/2025	13,833,996	11,343,877	0.4
Ranger Hill Run, LLC (b)(k)	14.00%	—	—	—	12/15/2023	12/15/2026	20,380,259	20,380,259	0.8
							34,214,255	31,724,136	1.2
Warehouse Facilities
edly WH Investors 2019-1, LLC (b)	12.13%	—	—	—	10/9/2019	3/31/2027	29,692,252	26,296,243	1.0
Homelight Homes Real Estate, LLC (b)(e)	13.50%	—	—	—	10/8/2020	10/15/2025	3,301,840	3,301,840	0.1
							32,994,092	29,598,083	1.1
Total investments in credit facilities							1,662,536,956	1,602,264,813	58.6
Investments in special purpose vehicles — 6.4%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Litigation Finance
BR AB, LLC (b)(g)(o)	—	—	—	2,220	8/24/2023	—	$2,220,000	$2,220,000	0.1%
YS Law Firm Financing VII (g)(h)	—	—	—	—	4/5/2018	—	233,133	344,462	0.0
							2,453,133	2,564,462	0.1
Real Estate Debt
CDMX Debt Fund, LLC (g)(h)	—	—	—	—	4/25/2022	—	18,268,045	19,333,088	0.7
Monticello Funding, LLC Series BTH-48 (g)(h)	—	—	—	—	7/23/2021	—	769,037	772,548	0.0
Monticello Funding, LLC Series BTH-54 (g)(h)	—	—	—	—	12/17/2021	—	1,968,801	1,970,864	0.1
Monticello Funding, LLC Series BTH-55 (g)(h)	—	—	—	—	12/17/2021	—	2,473,168	2,491,436	0.1
							23,479,051	24,567,936	0.9
Real Estate Equity
CX Lively Indigo Run Depositor, LLC (b)(g)	—	—	—	—	5/9/2022	—	6,725,250	4,512,662	0.2
CX Midwest Industrial Logistics Depositor, LLC (b)(g)	—	—	—	—	6/24/2022	—	8,630,000	7,697,614	0.3
CX Mode at Hyattsville Depositor, LLC (b)(g)	—	—	—	—	10/18/2022	—	5,662,341	5,592,297	0.2

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
Investments in special purpose vehicles — 6.4%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Real Estate Equity (continued)
CX Owings Mills Multifamily Depositor, LLC (b)(g)	—	—	—	—	7/12/2022	—	$9,860,000	$6,119,815	0.2%
CX Residences at Congressional Village Depositor, LLC (b)(g)	—	—	—	—	6/27/2022	—	8,865,000	13,319,837	0.5
CX Station at Clift Farm Depositor, LLC (b)(g)	—	—	—	—	12/27/2021	—	7,947,300	3,499,813	0.2
PHX Industrial Portfolio AMP SPV, LLC (g)(h)	—	—	—	—	12/20/2021	—	5,380,063	9,106,536	0.3
							53,069,954	49,848,574	1.9
Royalties
MEP Capital II, L.P. - Co-Investment Sound Royalties (g)(h)	—	—	—	—	8/3/2021	—	1,917,138	3,106,713	0.1
MEP Capital III, L.P. - Co-Investment Cultureworks (g)(h)	—	—	—	—	11/3/2021	—	—	13,048	0.0
MEP Capital III, L.P. - Co-Investment NGL (g)(h)	—	—	—	—	3/24/2022	—	7,765,028	8,717,720	0.3
Round Hill Music Carlin Coinvest, L.P. (g)(h)(p)	—	—	—	—	10/1/2017	—	929,104	1,368,782	0.0
							10,611,270	13,206,263	0.4
Specialty Finance
Cirrix Investments, LLC (g)(h)	—	—	—	—	1/27/2022	—	5,000,000	5,733,631	0.2
Lendable SPC (behalf of Segregated Investment Vehicle 1) (g)(h)	—	—	—	—	7/31/2020	—	86,394,886	79,337,835	2.9
							91,394,886	85,071,466	3.1
Transportation Finance
Vessel Deconstruction I (b)(g)	—	—	—	—	6/26/2018	—	500,000	200,000	0.0
Total investments in special purpose vehicles							181,508,294	175,458,701	6.4
Investments in direct equities — 0.2%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Specialty Finance
Coromandel Capital, LLC (b)(l)	—	—	—	—	7/3/2024	—	$—	$1,013,505	0.0%
Internex Capital, LLC Series A Preferred (b)	—	—	—	359,701	4/1/2022	—	1,250,000	1,250,000	0.1
Preteur, Inc. (b)(l)	—	—	—	400,000	3/28/2023	—	—	2,043,243	0.1
							1,250,000	4,306,748	0.2
Total investments in direct equities							1,250,000	4,306,748	0.2
See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
Investments in warrants — 0.2%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Litigation Finance
Kerberos Capital Management SPV V, LLC (b)(l)(s)	—	—	—	—	5/17/2022	—	$—	$2,769,907	0.1%
Royalties
Beatfund II, LLC (a)(b)(l)(v)	—	—	—	194,924	6/26/2024	—	—	475,968	0.0
Specialty Finance
Coromandel Capital, LLC (a)(b)(l)(u)	—	—	—	—	9/8/2021	—	—	614,704	0.0
Rainforest Life PTE. LTD. - Warrants (b)(l)(t)	—	—	—	—	8/20/2021	—	—	648,860	0.1
							—	1,263,564	0.1
Total investments in warrants							—	4,509,439	0.2
Investments in money market instruments — 13.6%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Goldman Sachs Financial Square Government Fund, Institutional Shares (a)(af)	4.74%	—	—	371,847,669	—	—	$371,847,669	$371,847,669	13.6%
Total investments in money market instruments							371,847,669	371,847,669	13.6

Total Investments (cost $2,717,938,892)								$2,692,661,375	98.5%
Other assets less liabilities								40,442,332	1.5
Net Assets								$2,733,103,707	100.0

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
FUTURES CONTRACTS	Expiration Date	Number of Contracts Long (Short)	Notional Value	Value at April 30, 2025	Unrealized Appreciation (Depreciation)
Foreign Exchange Futures
CME Australian Dollar	June 2025	(708)	$(44,670,801)	$(45,361,560)	$(690,759)
CME British Pound	June 2025	(120)	(9,719,879)	(10,006,500)	(286,621)
CME Euro Dollar	June 2025	(77)	(10,564,135)	(10,953,250)	(389,115)
CME Mexican Peso	June 2025	(714)	(17,463,746)	(18,099,900)	(636,154)
TOTAL FUTURES CONTRACTS		(1,619)	$(82,418,561)	$(84,421,210)	$(2,002,649)

Investment Abbreviations:

SOFR — Secured Overnight Financing Role

CME — Chicago Mercantile Exchange

EURIBOR — Euro Interbank Offered Rate

Footnotes:

(a)	This security serves as collateral for the Fund’s revolving credit facilities, when in use during the year.
(b)	Value was determined using significant unobservable inputs. See Note 4.
(c)	Variable rate security. Rate shown is the rate in effect as of April 30, 2025.
(d)	This investment is structured with a profit sharing component. The rate disclosed as of April 30, 2025 is the effective rate.
(e)	This investment has variable maturity dates maturing through the date listed.
(f)	This security is in wind-down with no specific maturity date.
(g)	Private investment company or special purpose vehicle that does not issue shares or units.
(h)	Investment valued using net asset value per share (or its equivalent) as a practical expedient.
(i)

This security includes a component of paid-in-kind (PIK) interest. This means that a portion or all of the interest accrued during a specific period is capitalized to the principal balance of the security.

(j)	This investment was made through a participation. See Note 2.
(k)	This investment has been committed to but has not been fully funded by the Fund as of April 30, 2025.
(l)	This investment was acquired at zero cost through the structuring of another security.
(m)	The Fund receives additional fees (e.g., agent, management, monitoring, etc.) from this security.
(n)	Either part or all of this security’s accrual rate is set to zero as it is non-income producing. The rate disclosed as of April 30, 2025 is the base rate.
(o)

This security includes an element of interest that is contingent upon a specific event. This means that a portion or the entirety of the interest accrued is received when a particular event takes place with the underlying collateral, resulting in the generation of cash. Typically, these cash receipts are allocated first to interest and then to principal.

(p)	100% of this special purpose vehicle is invested in one music catalog.
(q)

Security has a blended interest rate of 8.00%, 8.50% and 9.00% based on underlying collateral and is structured with a profit sharing component. Interest is collected periodically with no specific terms.

(r)	This security is structured as profit sharing agreement subject to a preferred return.
(s)	This warrant’s expiration date is on the tenth anniversary of its date of issue (May 17, 2022). The exercise price is $0.01.
(t)	This warrant’s expiration date is on the tenth anniversary of its effective date (July 13, 2021). The exercise price is $0.01.
(u)	This warrant’s expiration date is on the tenth anniversary of its effective date (January 7, 2020). The exercise price is $1.00.
(v)	This warrant’s expiration date is on the twenty-fifth anniversary of its initial funding date (November 25, 2022). The exercise price is $0.0001.
(w)

This investment has a six-month lock-up with a maturity date defined as the earlier of i) the third anniversary of the origination date (April 12, 2027), ii) three to nine months after rendering a partial or full redemption notice subject to the six-month lock-up, iii) a mandatory early redemption event as declared by the issuer, or iv) the date falling immediately after a wind-down period (thirty months following issuance date) expires.

(x)

This investment has a variable interest rate calculated with a base interest of 8%, adjusted by a commitment fee based on the outstanding par value, plus 1.8%, and less the delta between the 6-Month EURIBOR rate and 6-Month CME Term SOFR rate.

(y)	This security has a blended interest rate of 13.25% for draws before November 1, 2023 and 13.09% for draws on or after November 2, 2023.
(z)	This security has a profit share structure on $131,953,999.20 and 12% stated rate on $26,095,963.18.

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Schedule of Investments April 30, 2025 (continued)
(aa)	This security has a cash interest rate of 12% and an additional PIK interest rate of 4-10%, depending on the underlying credit facility tranche and debt ratio of each preceding monthly period.
(ab)

The full legal names of the borrowers are as follows: OHFX 4031U, LLC (“OHFX”); Dana Ellen Smith, As Trustee Of The Dana Ellen Smith Exempt Trust Under The Minzer Family Revocable Trust (the “Smith Trust”), Dated October 15, 1985; Dana Ellen Smith, As Trustee Of The Stone Canyon Trust (the “Stone Canyon Trust”), Dated May 9 2014; and City Centre West, LLC.

(ac)	This security has a blended interest rate of 9.00% on $85,966,216.55 and 14.00% on $344,000.00.
(ad)	This security is in restructuring with no specific maturity date.
(ae)	This security has a blended interest rate of 21.00% for draws before March 30, 2025 and 26.00% for draws on or after March 31, 2025.
(af)	Rate listed is the 7-day effective yield at April 30, 2025.

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Portfolio Allocation April 30, 2025 (Unaudited)

Investment Type as a percentage of Total Net Assets As Follows

Security Type/Sector	Percent of Total Net Assets
Credit Facilities	58.6%
Private Investment Companies	19.5%
Money Market Instruments	13.6%
Special Purpose Vehicles	6.4%
Direct Equities	0.2%
Warrants	0.2%
Total Investments	98.5%
Other assets less liabilities	1.5%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Statement of Assets and Liabilities April 30, 2025
Assets
Investments in unaffiliated securities, at fair value (cost $2,717,938,892)	$2,692,661,375
Cash	9,845,618
Cash deposited with broker for futures contracts	11,413,612
Receivable for fund shares sold	1,051,904
Receivable for investments sold	37,271,671
Interest receivable	25,382,412
Accrued interest on PIK securities	8,073,889
Accrued interest on Event-Based (see Note 2)	78,491,038
Dividends receivable	3,089,304
Prepaid expenses	367,089
Total Assets	2,867,647,912

Liabilities
Unrealized depreciation on futures contracts	2,002,649
Revolving Credit Facility, net (see Note 11)	127,782,087
Foreign currency due to broker, at value (proceeds $618)	592
Due to Investment Manager	2,226,296
Accounting and administration fees payable	319,769
Sub-Transfer agent fees payable	264,647
Audit and tax fees payable	309,000
Transfer fees payable	49,257
SEC fees payable	20,321
Custody fees payable	2,303
Interest expense payable	965,467
Other Liabilities	601,817
Total Liabilities	134,544,205

Net Assets	2,733,103,707

Commitments and Contingencies (Note 12)
Components of Net Assets:
Paid-in Capital (par value of $0.01 with an unlimited amount of shares authorized)	$2,774,050,568
Total distributable earnings/(accumulated loss)	(40,946,861)
Net Assets	$2,733,103,707

Institutional Class Shares:
Net assets applicable to shares outstanding	$2,733,103,707
Shares of beneficial interest issued and outstanding	102,203,744
Net asset value per share	$26.74

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Statement of Operations For the Year Ended April 30, 2025
Investment Income
Interest (net of withholding taxes, $0)	$134,896,958
Dividend Income	15,326,914
Interest on PIK securities (net of withholding taxes, $0)	11,071,628
Interest on Event-Based (net of withholding taxes, $0) (see Note 2)	78,268,389
Distributions from private investment funds and special purpose vehicles	59,319,642
Total Investment Income	298,883,531

Expenses
Investment management fees	28,574,428
Interest expense	11,172,711
Sub-Transfer Agent fees	3,485,586
Legal fees	2,380,999
Accounting and administration fees	2,073,132
Transfer agent fees	591,392
Audit and tax fees	304,000
Blue sky fees	139,083
Trustee fees	111,000
Chief Compliance Officer fees	105,029
Custody fees	28,475
Insurance fees	36,054
Other expenses	523,764
Total expenses	49,525,653

Total Net Expenses	49,525,653

Net Investment Income	249,357,878

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(40,997,162)
Futures contracts	4,149,075
Foreign currency transactions	929,455
Net realized loss	(35,918,632)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(110,970,583)
Foreign currency translations	103,816
Futures contracts	(4,109,950)
Net change in unrealized appreciation (depreciation)	(114,976,717)
Net realized and unrealized gain (loss)	(150,895,349)

Net Increase in Net Assets resulting from Operations	$98,462,529

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024
Increase (decrease) in Net Assets from:
Operations:
Net investment income	$249,357,878	$265,531,430
Net realized gain (loss)	(35,918,632)	(12,927,433)
Net change in unrealized appreciation (depreciation)	(114,976,717)	15,550,620
Net increase in net assets resulting from operations	98,462,529	268,154,617

Distributions to Shareholders:
Distributions:
Institutional Class	(258,889,294)	(312,748,840)
From return of capital Institutional Class	(16,816,290)	—
Total distributions to shareholders	(275,705,584)	(312,748,840)

Capital Share Transactions:
Institutional Class Shares
Proceeds from shares sold:	599,794,886	1,060,937,207
Reinvestment of distributions:	52,909,772	66,623,849
Cost of shares repurchased:	(847,907,189)	(538,636,916)
Net increase (decrease) in net assets resulting from capital transactions	(195,202,531)	588,924,140

Total increase (decrease) in net assets	(372,445,586)	544,329,917

Net Assets:
Beginning of year	3,105,549,293	2,561,219,376
End of year	$2,733,103,707	$3,105,549,293

Share Transactions:
Institutional Class Shares
Issued	21,878,922	36,612,770
Reinvested	1,961,991	2,340,342
Repurchased	(30,748,111)	(18,359,850)
Change in Institutional Class Shares	(6,907,198)	20,593,262

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Statement of Cash Flows For the Year Ended April 30, 2025
Cash flows from operating activities:
Net Increase in net assets resulting from Operations	$98,462,529
Adjustments to reconcile Net Increase in net assets resulting from
Operations to net cash provided by operating activities:
Net realized (gain) loss on:
Investments	40,997,162
Futures contracts	(4,149,075)
Net change in unrealized (appreciation) depreciation on:
Investments	110,970,583
Futures contracts	4,109,950
Interest on paid in kind securities	(11,071,628)
Purchases of long-term investments	(650,310,604)
Proceeds from long-term investments sold	989,985,012
Purchase of short-term investments, net	(213,129,553)
Changes in operating assets and liabilities:
Interest receivable	13,047,292
Receivable for investments sold	(6,908,545)
Prepaid expenses	(2,493,780)
Dividends receivable	(2,849,849)
Due to Investment Manager	(181,124)
Audit and tax fees payable	25,000
Legal fees payable	(77,649)
Accounting and administration fees payable	(42,315)
SEC fees payable	(70,179)
Custody fees payable	(30,883)
Sub-Transfer agent fees payable	(55,866)
Transfer agent fees payable	49,257
Interest expense payable	965,467
Other liabilities	508,320
Net cash provided by operating activities	367,798,779

Cash flows from financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	601,516,333
Payments for shares repurchased	(847,907,189)
Distributions to shareholders, net of reinvestments	(222,795,812)
Proceeds from revolving credit facility	115,000,000
Net cash used in financing activities	(354,186,668)

Net Increase in Cash and Restricted Cash	13,612,111

Cash and Restricted Cash:
Beginning of year	7,647,119
End of year(a)	$21,259,230

(a)    Cash and restricted cash include cash and cash deposited with broker for written options contracts and futures, as outlined further on the Statement of Assets and Liabilities.

Supplemental disclosure of cash flow information:

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $52,909,772, and paid in kind income of $9,849,681.

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Consolidated Financial Highlights Institutional Class

Per share operating performance.
For a capital share outstanding throughout each year.

	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Net asset value, beginning of year	$28.46	$28.93	$28.38	$26.96	$26.32
Income from Investment Operations:
Net investment income[1]	2.35	2.64	2.22	1.89	1.66
Net realized and unrealized gain (loss)	(1.38)	0.03	0.06	1.21	0.59
Total from investment operations	0.97	2.67	2.28	3.10	2.25

Less Distributions:
From net investment income	(2.53)	(3.14)	(1.53)	(1.43)	(0.99)
From return of capital	(0.16)	—	(0.20)	(0.25)	(0.62)
Total distributions	(2.69)	(3.14)	(1.73)	(1.68)	(1.61)

Net asset value, end of year	$26.74	$28.46	$28.93	$28.38	$26.96

Total return[2]	3.70%	9.62%	8.28%	11.79%	8.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,733,104	$3,105,549	$2,561,219	$1,857,266	$846,571

Ratio of expenses to average net assets:
(including interest, revolving credit facility and excise tax expense)
Before fees waived/recovered	1.71%	1.29%	1.24%	1.14%	1.21%
After fees waived/recovered	1.71%	1.29%	1.24%	1.14%	1.28%

Ratio of expenses to average net assets:
(excluding interest, revolving credit facility and excise tax expense)
Before fees waived/recovered	1.32%	1.17%	1.14%	1.12%	1.20%
After fees waived/recovered	1.32%	1.17%	1.14%	1.12%	1.27%

Ratio of net investment income to average net assets:
(including interest, revolving credit facility and excise tax expense)
Before fees waived/recovered	8.58%	9.10%	7.75%	6.75%	6.28%
After fees waived/recovered	8.58%	9.10%	7.75%	6.75%	6.21%

Portfolio turnover rate	25%	23%	27%	42%	52%

Senior Securities
Total borrowings (000’s omitted)	$128,000	$15,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtness[3]	22,389	208,054	—	—	—
[1]	Based on average shares outstanding for the year.
[2]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025
1. Organization

The Variant Alternative Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and reorganized as a Delaware statutory trust at the close of business on September 28, 2018. Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund commenced operations on October 1, 2018 with Institutional Class Shares. Investor Class Shares were offered at a later date and commenced operations on October 31, 2018. The Board of Trustees (the “Board” and the members thereof, “Trustees”) of the Fund approved the closure of the Fund’s Investor Class Shares effective August 27, 2021. On September 17, 2021, all of the Fund’s Investor Class Shares were converted into Institutional Class Shares and Investor Class Shares as a class of Shares of the Fund were terminated. The Fund’s primary investment objective is to seek to provide a high level of current income by investing, directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in alternative income generating investments. Capital appreciation is a secondary objective of the Fund. The Fund may allocate its assets through direct investments, and investments in a wide range of investment vehicles.

The Fund and its wholly owned subsidiaries is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The Investment Manager is deemed to be the Chief Operating Decision Maker with respect to the Funds’ investment decisions.

Consolidation of Subsidiaries

Each subsidiary below was formed as a limited a limited liability company and is a wholly-owned subsidiary of the Fund. All subsidiaries were formed to allow the Fund to pledge specific assets to its revolving credit facilities. All inter-company accounts and transactions have been eliminated in the consolidation of the Fund. A list of the subsidiaries are as follows as of April 30, 2025:

Subsidiary	Date of Formation	Net Assets of Subsidiary	Percentage of Funds Total Net Assets
VAIF I FB SPV, LLC	September 18, 2023	$129,577,083	4.74%
VAIF II SPV, LLC	June 21, 2024	548,694,724	20.08%
Total		$678,271,807	24.82%

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK or Event-Based. Event-Based structured loans or preferred equities imply that interest payments are not scheduled at regular intervals, such as monthly or quarterly. Instead, payments of interest or principal are triggered by a specific cash-generating event associated with the underlying collateral backing the investment.

Investments structured in the form of PIK accrue to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Investments structured in the form of Event-Based accrue to outstanding interest on a current basis and is paid as the investment’s underlying assets and collateral generate cash to pay down interest and principal. As of April 30, 2025, the Fund separated PIK and Event-Based interest income and accrued interest, whereas in prior fiscal years, these were combined into PIK.

Interest payments structured in the form of PIK and Event-Based are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. UMB Bank, n.a. serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Consolidated Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets. As of April 30, 2025, the Fund held cash of $7,197,154 and $371,847,669 in a short-term money market fund. The VAIF II SPV, LLC subsidiary held balances of $2,661,352 and $0 for cash and short-term money market fund, respectively. The VAIF I SPV, LLC subsidiary did not hold any cash or short-term money market fund as of April 30, 2025.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Board has designated the Investment Manager as its valuation designee (in such capacity, the “Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Prior to investing in any private investment companies or special purpose vehicles (collectively, “Underlying Funds”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund values its interests in Underlying Funds using the NAV provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using Valuation Procedures approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

Written Options

The Fund may write call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Consolidated Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market. As of April 30, 2025 the Fund did not hold any options.

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency future contracts (“futures”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All futures are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the futures contract is settled. Counter-parties to these contracts are major U.S. financial institutions. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1. As of April 30, 2025, all futures were entered in exchanges located in U.S. domestic markets.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using quoted exchange rates prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the 2021, 2022 , 2023 and 2024 returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2025.

3. Principal Risks

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk and profit potential. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
3. Principal Risks (continued)

indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Private Markets Risk

The securities in which the Fund, directly or indirectly, may invest include privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Investment Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
3. Principal Risks (continued)

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or a similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Repurchase Offers

The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)

4. Fair Value of Investments

(a) Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•        Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•        Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•        Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAV’s provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide compensation to the managers in the form of fees ranging from 0% to 4.25% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

At April 30, 2025, the Fund had private investment companies of $459,184 that did not qualify for the practical expedient because it is probable that the Fund could sell these investments for amounts that differ from the NAVs provided by the underlying private investment companies. Private investment companies not qualifying for practical expedient were valued by the Fund through application of adjustments to the stated NAVs reported by the underlying private investment companies. These adjustments are based on other relevant information available that the Fund

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
4. Fair Value of Investments (continued)

feels has not been reflected in the most recent fair value. As a result, a discount of 99.25% has been applied to the stated NAVs. Investments in private investment companies that do not qualify for the practical expedient are categorized in Level 3 of the fair value hierarchy.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by the expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During the year ended April 30, 2025, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient. For investments that cannot be measured based on NAV as a practical expedient as of April 30, 2025, the Fund determined its value through a market approach method. The market approach method utilizes relevant market capitalization rates and the assets’ current operating income. These investments are categorized as Level 3 in the fair value hierarchy.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The cost of investments in credit facilities generally represents the fair value of the investment. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost.

For credit facilities where cost does not reflect fair value, the Fund determined its fair value through a discounted cash flow or market approach method as of April 30, 2025. The methodology applied is based on the structure of the credit facility, the type of collateral pledged to the facility, and the information available on the pledged assets. The discounted cash flow method is based on the future cash flows generated by the underlying collateral, which are discounted to present value using an appropriate rate of return. Adjustments may be made based on expected performance and other market-based inputs. The market approach method is based on the relevant market value of the underlying asset and is generally adjusted for factors such as lack of marketability, lack of control, or recoverability percentage. When appropriate, the adjusted value may be present valued using a relevant rate of return. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit-sharing instruments. The Fund has determined to value its investments in direct equities through a market approach method as of April 30, 2025. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

Investments in Warrants

As a part of the credit facilities, the Fund receives exercisable warrants in the private investments or operating companies of the borrower. The Fund has determined to value its investments in warrants through a discounted cash flow or market approach as of April 30, 2025. The discounted cash flow method is based on the future cash flows generated by the private investments or operating companies of the borrower, which are discounted to present value using an appropriate rate of return. Adjustments may be made based on expected performance and other market-based inputs. The market approach method is based on the relevant market valuation of the private investments or operating companies of the borrower and is generally adjusted based on the Fund’s ownership percentage. Investments in warrants are categorized in Level 3 of the fair value hierarchy.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
4. Fair Value of Investments (continued)

(c) Fair Value – Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described above. The following table presents information about the Fund’s assets and liabilities measured at fair value as of April 30, 2025. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Consolidated Statement of Assets and Liabilities:

Assets	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Investments
Private Investment Companies	$—	$—	$459,184	$533,814,821	$534,274,005
Credit Facilities	—	—	1,602,264,813	—	1,602,264,813
Special Purpose Vehicles	—	—	43,162,038	132,296,663	175,458,701
Direct Equities	—	—	4,306,748	—	4,306,748
Warrants	—	—	4,509,439	—	4,509,439
Money Market Instruments	371,847,669	—	—	—	371,847,669
Total Investments	$371,847,669	$—	$1,654,702,222	$666,111,484	$2,692,661,375

Liabilities
Other Financial Instruments¹
Future Contracts	$(2,002,649)	—	—	—	$(2,002,649)
Total Assets	$369,845,020	$—	$1,654,702,222	$666,111,484	$2,690,658,726

1   Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are presented at the unrealized appreciation (depreciation) on the instrument.

(d) Fair Value – Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the fiscal year ended April 30, 2025:

	Private Investment Companies	Credit Facilities	Special Purpose Vehicles	Direct Equities	Warrants	Total
April 30, 2024	$86,845,128	$1,918,013,254	$43,815,310	$5,193,706	$4,256,384	$2,058,123,782
Realized gains (losses)	—	(38,653,490)	—	(348,022)	—	(39,001,512)
Unrealized gains (losses)	(84,114,628)	(34,858,216)	2,901,937	(538,936)	253,055	(116,356,788)
Transfers Into Level 3	—	—	—	—	—	—
Transfers Out of Level 3	—	—	—	—	—	—
Recategorized	—	—	—	—	—	—
Purchases	—	573,338,667	—	—	—	573,338,667
Sales	(2,271,316)	(815,575,402)	(3,555,209)	—	—	(821,401,927)
April 30, 2025	$459,184	$1,602,264,813	$43,162,038	$4,306,748	$4,509,439	$1,654,702,222
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2025	$(84,114,628)	$(34,038,917)	$2,901,937	$1,056,748	$822,375	$(113,372,485)

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
4. Fair Value of Investments (continued)

(e) Fair Value – Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2025.

Investment Category	Fair Value	Valuation Approach	Unobservable Inputs	Range of Inputs	Weighted Average(1)	Impact on Valuation from an increase in input
Private Investment Companies	$459,184	Market Approach	Ownership %	14.40%	14.40%	Increase
Credit Facilities	$56,866,869	Income Approach	Discount Rate	10.00% - 40.00%	12.06%	Decrease
	$1,545,397,944	Market Approach	Discount Rate Market Multiple Ownership % Price Per Box Recent Transaction Price Recovery %	10.00% - 35.00% 8.5x - 9.8x 8.77% - 25.64% $0.65 $100.00 27.68% - 100.00%	18.90% 9.80x 25.61% $0.65 $100.00 91.18%	Decrease Increase Increase Increase Increase Increase
Special Purpose Vehicles	$43,162,038	Market Approach	Capitalization Rate Recent Transaction Price	4.75% - 5.15% $40.00 - $100.00	5.03% $95.04	Decrease Increase
Direct Equities	$4,306,748	Market Approach	Discount Rate Growth Rate Ownership Market Multiple Price Per Share Revenue Share	35.00% 5.00% 30.00% 10.00x - 30.00x $3.48 12.00%	35.00% 5.00% 30.00% 15.00x $3.48 12.00%	Decrease Increase Decrease Increase Increase Increase
Warrants	$3,384,611	Income Approach	Discount Rate Growth Rate Ownership %	9.74% - 45.00% 2.20% - 8.10% 10.00% - 15.00%	16.14% 3.60% 14.09%	Decrease Increase Increase
	$1,124,828	Market Approach	Market Valuation Ownership % Price Per Share	$18,885,000.00 - $56,460,491.00 0.60% - 0.87% $2.36 - $2.44	$34,784,976.02 0.71% $2.39	Increase Increase Increase
			Risk Free Rate	4.85%	4.85%	Increase
			Volatility	43.35%	43.35%	Increase

(1)    Unobservable inputs were weighted by the fair value of the instruments as of the fiscal year ended April 30, 2025.

5. Derivative and Hedging Disclosure

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts for the fiscal year ended April 30, 2025.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
5. Derivative and Hedging Disclosure (continued)

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2025, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Consolidated Statement of Assets and Liabilities	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/(depreciation) on futures currency contracts	Futures currency contracts	$—	$(2,002,649)

The effects of derivative instruments on the Consolidated Statement of Operations for the fiscal year ended April 30, 2025, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized

Derivatives not designated as hedging instruments	Futures Contracts
Futures contracts (currency risk)	$4,149,075
Total	$4,149,075

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized

Derivatives not designated as hedging instruments	Futures Contracts
Futures contracts (currency risk)	$(4,109,950)
Total	$(4,109,950)

The number of contracts outstanding as of April 30, 2025, the Fund had one-thousand six hundred and nineteen outstanding futures contracts sold short is included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2025, are as follows:

Derivative	Quarterly Average	Amount
Futures contracts (currency risk)	Average Notional Value	$(82,845,676)

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The Fund currently offers one class of Shares: Institutional Class Shares. The Fund may offer additional classes of Shares in the future. The minimum initial investment in Institutional Class Shares by any investor is $1 million. However, the Fund, in its sole discretion, may accept investments below this minimum. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirement.

Institutional Class Shares are not subject to an initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect a trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
6. Capital Stock (continued)

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders the option of redeeming Shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding Shares on the repurchase request deadline, the Fund shall repurchase the Shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the Shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 24, 2024	August 23, 2024	November 22, 2024	February 21, 2025
Repurchase Request Deadline	June 14, 2024	September 13, 2024	December 13, 2024	March 14, 2025
Repurchase Pricing Date	June 14, 2024	September 13, 2024	December 13, 2024	March 14, 2025

Net Asset Value as of Repurchase Offer Date
Institutional Class	$27.70	$27.68	$27.64	$27.16

Amount Repurchased
Institutional Class	$217,425,964	$214,476,465	$209,431,439	$204,742,335

Percentage of Outstanding Shares Repurchased
Institutional Class	7.00%	7.00%	7.00%	7.00%

7. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a management fee (the “Investment Management Fee”) at an annual rate of 0.95%, which is calculated daily and payable monthly in arrears, based upon the Fund’s average daily “Managed Assets” (defined as total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus the sum of accrued liabilities (including accrued fees and expenses and other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Average daily Managed Assets is the sum of the Managed Assets at the beginning of each business day and the Managed assets at the end of such business day and divided by two. Accrued liabilities are expenses incurred in the normal course of the Fund’s operations.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.45% of the average daily net assets of Institutional Class Shares (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.45% of the average daily net assets of Institutional Class Shares. For a period not to exceed

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
7. Investment Management and Other Agreements (continued)

three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the Waiver and (ii) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement is in effect until October 31, 2025. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter. This Agreement may be terminated at any time by the Fund’s Board of Trustees upon thirty (30) days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

Distribution Services, LLC serves as the Fund’s principal underwriter.

The Fund has retained an administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund management and the Administrator.

A Trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the Trustee or officer affiliated with the Administrator. For the fiscal year ended April 30, 2025, the Fund’s allocated fees incurred for Trustees and advisory board member are reported on the Consolidated Statement of Operations.

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

8. Related Party Transactions

At April 30, 2025, the Investment Manager and its affiliates owned $39,540,775 (or 1.45% of net assets) of the Fund.

9. Federal Income Taxes

At April 30, 2025, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,697,026,741
Gross unrealized appreciation	192,333,717
Gross unrealized depreciation	(196,699,083)
Net unrealized appreciation/(depreciation) on investments	(4,365,366)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
9. Federal Income Taxes (continued)

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$(1,741,503)	$1,741,503

For the year ended October 31, 2024, permanent book and tax differences resulted from the treatment of the Fund’s fair valuation level 3 adjustments that were reclassified among the components of the Fund’s net assets.

As of October 31, 2024, the Fund’s most recent tax year end, the components of distributable earning (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(9,331,950)
Unrealized appreciation on investments	22,274,118
Total accumulated earnings/(deficit)	$12,942,168

The tax character of distributions paid during the tax years ended October 31, 2024 and October 31, 2023 were as follows:

	2024	2023
Distribution paid from:
Ordinary income	$341,562,530	$156,000,707
Net long-term capital gains	—	—
Return of capital	16,816,290	—
Total distributions paid	$358,378,820	$156,000,707

As of October 31, 2024, the fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$498,427
Long-term	8,830,523
$9,328,950

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Investment Transactions

For the fiscal year ended April 30, 2025, purchases and sales of investments, excluding short-term investments, were $632,771,167 and $990,616,138, respectively.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)

11. Credit Facility

During the fiscal year ended April 30, 2025, the Fund maintained a credit facility (the “Credit Facility”). The Credit Facility has a maximum borrowing amount of up to $60,000,000.00. When in use, the Credit Facility is secured by all assets in SPV 1. The Credit Facility bears an initial interest rate of 3.75% plus the applicable 1 Month CME Term SOFR with a floor rate of 2.00%. The Credit Facility’s interest rate as of April 30, 2025 is 8.07%. The Credit Facility matures on December 26, 2026. The maximum and average loan balance during the year ended April 30, 2025 was $30,000,000 and $26,054,795 (respectively). At April 30, 2025, the Credit Facility’s principal outstanding was $30,000,000.

Effective June 21, 2024, the Fund secured a Second credit facility (the “Second Credit Facility” and together with the Credit Facility, the “Credit Facilities”). The Second Credit Facility has a maximum borrowing amount of $175,000,000. When in use, the Second Credit Facility is secured by all assets in SPV 2. The Second Credit Facility bears an initial interest rate of 3.75% plus the applicable 1 Month CME Term SOFR. The Second Credit Facility’s interest rate as of April 30, 2025 is 8.07%. The Second Credit Facility matures on December 21, 2026. The maximum and average loan balance during the fiscal year ended April 30, 2025 was $100,000,000 and $89,649,682 (respectively). At April 30, 2025, the Second Credit Facility’s principal outstanding was $100,000,000.

The Fund records loan origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the Credit Facilities. Debt issuance costs are presented on the consolidated statement of assets and liabilities as a direct deduction from the debt liability. The Fund pays loan origination fees (also known as commitment fees) in connection with securing and renewing the Credit Facilities. These fees are expensed over the corresponding term of the Credit Facilities on a straight-line basis and are not inclusive of the expense limitation agreement discussed above. For the year ended April 30, 2025, debt issuance costs were $2,217,914 and are not reimbursable by the Investment Manager.

12. Commitments

The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations.

Credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of April 30, 2025, the Fund had unfunded loan commitments to credit facilities of $135,094,253.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of April 30, 2025:

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Aero Capital Solutions Fund, L.P.(2)	Private Investment Company	$2,130	$—	None	N
Aero Capital Solutions Fund II, L.P.(2)	Private Investment Company	22,993,565	—	None	N
Aero Capital Solutions Feeder Fund III, L.P.(2)	Private Investment Company	59,462,355	—	None	N
Aero Capital Solutions Feeder Fund IV, L.P.(2)	Private Investment Company	13,722,309	4,225,848	None	N

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
12. Commitments (continued)
Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Black Forest Structured Lending Fund(1)	Private Investment Company	912,614	—	None	N
BSRF Tax-Exempt, LLC(7)	Private Investment Company	22,613,812	—	Quarterly

After 36 months of lock up, each limited partner may give a 180 day written notice to redeem any portion of its capital balance. Redemptions are subject to a cap of 20% of total partner interest during any rolling 12 month period

Campbell Opportunity Timber Fund-A, L.P.(1)	Private Investment Company	585,846	—	None	N
CDMX Debt Fund, LLC(4)	Special Purpose Vehicle	19,333,088	—	None	N
Cirrix Investments, LLC(7)	Special Purpose Vehicle	5,733,631	—	Quarterly

After expiration of an initial Commitment Period, each Limited Partner will have the right to request the withdrawal as of any quarter-end of all or a portion of its Capital Account corresponding to such Commitment Period (as reasonably determined by the General Partner), excluding Liability Reserves and its pro rata interest in any Reserved Investment. Submit written notice of withdrawal election no less than 90 days prior to the end of the fiscal quarter.

Cl Levi Co-Invest, L.P.(6)	Private Investment Company	20,044,911	—	None	N
Coromandel Credit Income Evergreen Fund, L.P.(7)	Private Investment Company	14,389,678	—	Quarterly

After 24 months of lock up, each limited partner may give a 90-day written notice to redeem any portion of its capital balance subject to a cap of 25% of total partner interest during any rolling quarterly period. Redemptions are subject to an undefined quarterly fund-level redemption gate, which is determined by the General Partner at a given point in time.

CoVenture - AMZN Credit Opportunities Fund, L.P.(7)	Private Investment Company	17,374,632	4,426,280	Quarterly	At least a 90 day written notice to the general partner prior to each calendar quarter-end

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
12. Commitments (continued)
Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
CoVenture - No1 Credit Opportunities Fund, LLC(7)	Private Investment Company	989,901	—	Quarterly	After 36 months of funding, or additional funding date, limited partners may withdraw any portion of their capital account with 90 days’ notice as of the end of any calendar quarter.
CoVenture - No1 Credit Opportunities Fund, LLC (A-2 Series)(7)	Private Investment Company	2,967,388	—	Quarterly	After 36 months of funding, or additional funding date, limited partners may withdraw any portion of their capital account with 90 days’ notice as of the end of any calendar quarter.
CoVenture - No1 Credit Opportunities Fund, LLC (A-3 Series)(7)	Private Investment Company	7,431,056	—	Quarterly	After 36 months of funding, or additional funding date, limited partners may withdraw any portion of their capital account with 90 days’ notice as of the end of any calendar quarter.
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidiary(6)	Private Investment Company	142,482	—	None	N
Crestline Portfolio Financing Fund II (US), L.P.(6)	Private Investment Company	3,172,945	—	None	N
Delgatto Diamond Finance Fund, L.P.(7)	Private Investment Company	24,640,793	—	Monthly

Upon fully called committed capital, redemptions are permitted at the end of each calendar month with at least a 90 day notice. Any redemption made within 1 year of subscription is subject to a 5% early redemption penalty

Drawbridge Special Opportunities Fund, L.P.(1)	Private Investment Company	4,451,672	—	Quarterly	N
EAJF ESQ Fund, L.P.(3)	Private Investment Company	46,604,323	—	Quarterly

After 36 months of lock up, each limited partner may initiate a withdrawal as of the last business day of each calendar quarter. Notice of any withdrawal must be provided in writing at least 60 days prior to the withdrawal date to withdraw any portion of its capital account balance

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
12. Commitments (continued)
Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Equal Access Justice Fund, L.P.(3)	Private Investment Company	61,096,475	—	Quarterly	After 36 months of lock up, each limited partner may provide a written notice 60 days prior to each calendar quarter-end to withdraw any portion of it’s capital account balance
Hudson Transport Real Asset Fund, L.P.(2)	Private Investment Company	925,064	—	Quarterly

Subject to a 2 year lock up period. Subsequently, can submit a withdrawal of interest form effective as of the last day of any calendar quarter upon not less than 90 days prior written notice. Request must be greater than $100k. However, the GP of the Fund may designate additional withdrawal dates or reduce notice periods at its sole discretion

Lendable SPC (behalf of Segregated Investment Vehicle 1)(7)	Special Purpose Vehicle	79,337,835	—	Quarterly

After 1-year lock up period, each limited partner may submit withdrawal request 90 days prior to each calendar quarter-end to withdraw any portion of it’s capital account balance.Redemptions are subject to a 5% quarterly redemption gate.

MEP Capital II, L.P.(8)	Private Investment Company	7,612,888	—	None	N
MEP Capital II, L.P. - Co-Investment Sound Royalties(8)	Private Investment Company	3,106,713	—	None	N
MEP Capital III, L.P.(8)	Private Investment Company	17,741,058	3,312,814	None	N
MEP Capital III, L.P. - Co-Investment Cultureworks(8)	Private Investment Company	13,048	—	None	N
MEP Capital III, L.P. - Co-Investment NGL(8)	Private Investment Company	8,717,720	—	None	N
MEP Capital Fund IV, L.P.(8)	Private Investment Company	17,756,649	13,482,175	None	N
Monticello Funding, LLC Series BTH-48(4)	Special Purpose Vehicle	772,548	—	None	N

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
12. Commitments (continued)
Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Monticello Funding, LLC Series BTH-54(4)	Special Purpose Vehicle	1,970,864	—	None	N
Monticello Funding, LLC Series BTH-55(4)	Special Purpose Vehicle	2,491,436	—	None	N
North Haven Offshore Infrastructure Partners A, L.P.(1)	Private Investment Company	1,048,304	—	None	N
Oak Harbor Capital NPL VII, LLC(4)	Private Investment Company	6,130,555	—	None	N
OHP II, L.P. Class B(7)	Private Investment Company	462,069	—	None	N
OHPC, L.P.(7)	Private Investment Company	3,898,246	—	Quarterly

Withdraw all or any portion of its capital account attributable to a particular capital contribution as of the last day of each calendar quarter that is on or after the expiration of the lock-up period. The lock-up-period is the first anniversary of such capital contribution

PHX Industrial Portfolio AMP SPV, LLC(5)	Special Purpose Vehicle	9,106,536	—	None	N
River Horse Holdings II, L.P.(6)	Private Investment Company	4,032,000	—	None	N
Rivonia Road Fund, L.P.(7)	Private Investment Company	12,837,920	—	Bi-Annually	After 12 months of lock up, each limited partner may give a 90 day written notice to redeem any portion of its capital balance. Redemptions are subject to a cap of 25% of total partner interest.
Round Hill Music Carlin Coinvest, L.P.(8)	Special Purpose Vehicle	1,368,782	—	None	N
Series 4 - Virage Capital Partners, L.P.(3)	Private Investment Company	1,631,292	—	None	N
Series 6 - Virage Capital Partners, L.P.(3)	Private Investment Company	23,936,553	—	None	N

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
12. Commitments (continued)
Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Setpoint Residential Fintech Fund, L.P.(4)	Private Investment Company	12,282,989	—	None	N
Setpoint Residential Fintech Fund II, L.P.(4)	Private Investment Company	20,739,935	—	None	N
Silverview Special Situations Lending Onshore Fund II, L.P.(7)	Private Investment Company	10,244,214	—	None	N
Taiga Special Opportunities, L.P. (Class L 2021)(1)	Private Investment Company	13,795,656	—	None	N
Taiga Special Opportunities, L.P. (Class L 2023)(1)	Private Investment Company	8,536,901	—	None	N
Thor Urban Property Fund II, Inc.(1)	Private Investment Company	233,720	—	None	N
Treville Credit Fund, L.P.(7)	Private Investment Company	19,352,798	—	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year “soft” lockup period, with capital proceeds returned as and when they are realized. Withdrawal notification is 90 days
Turning Rock Fund I, L.P.(7)	Private Investment Company	3,514,282	2,175,909	None	N
Turning Rock Fund II, L.P.(7)	Private Investment Company	16,529,315	1,848,676	None	N
Upper90 Fund III, L.P.(7)	Private Investment Company	5,144,343	4,532,259	None	N
Virage Recovery Fund (Cayman), L.P.(3)	Private Investment Company	1,829,208	—	None	N
YS Law Firm Financing VII(3)	Special Purpose Vehicle	344,462	—	None	N
		$666,111,484	$34,003,960

Footnotes

(1)    Private partnerships that are secondaries positions. These investments are purchased in the secondary market of a limited partner’s interest in a private credit fund from the primary owner.

(2)    Private partnerships in transportation finance. These partnerships provide financing of transportation assets (aircraft, ships, railcars, trucking, or shipping containers) through equity and/or debt investments.

Variant Alternative Income Fund
Notes to Consolidated Financial Statements April 30, 2025 (continued)
12. Commitments (continued)

(3)    Private partnerships and special purpose vehicles in litigation finance. These strategies consists of loans to law firms backed by the expected value of contingency fees received from future case settlements.

(4)    Real estate debt private partnerships. These are extensions of new debt backed by real estate assets or the purchase of existing loans backed by residential or commercial real estate assets.

(5)    Real estate equity partnerships that consists of equity investments backed by commercial real estate.

(6)    Private partnerships that are in portfolio finance, a special scenario where a loan to the borrower is collateralized by all of the assets in a private investment vehicle.

(7)    Private partnerships or credit facilities that are in specialty finance investments. Such partnerships invest in institutional loan to a non-bank, private lender, which uses the capital to make loans in their particular vertical.

(8)    Private partnerships and special purpose vehicles that invest in and/or purchases royalties. These royalties are the financial claim to the revenue generated from an asset such as the usage of copyrighted music, licensing payments on intellectual property, or oil and gas production.

13. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements except for the following:

The Fund commenced a repurchase offer on May 23, 2025 as follows:

Repurchase Offer
Commencement Date	May 23, 2025
Repurchase Request Deadline	June 13, 2025
Repurchase Pricing Date	June 13, 2025

Net Asset Value as of Repurchase Offer Date
Institutional Class	$27.02

Amount Repurchased
Institutional Class	$140,323,497

Percentage of Outstanding Shares Repurchased
Institutional Class	5.00%

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Variant Alternative Income Fund
Fund Management April 30, 2025 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information as of April 30, 2025 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1-877-770-7717.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

Name, Address and YEAR OF BIRTH	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003-2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	26	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	26	None
Gary E. Shugrue Year of Birth: 1954	Trustee	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016-2023); Founder/President, Ascendant Capital Partners, LP (private equity firm)(2001-2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).
c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212

Variant Alternative Income Fund
Fund Management April 30, 2025 (Unaudited) (continued)
Name, Address and YEAR OF BIRTH	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024-Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013-Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007-2023). company) (2010-2015).	26	President and Trustee, Investment Managers Series Trust II (31 portfolios) (registered investment company).
Robert W. Elsasser Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Principal, Variant Investments, LLC (2017-Present); Director of Fixed Income, CTC myCFO (2010-2016).	N/A	N/A
Curtis Fintel Year of Birth: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Principal, Variant Investments, LLC (2017-Present); Chief Investment Strategist, CTC myCFO (2006-2016).	N/A	N/A

Variant Alternative Income Fund
Fund Management April 30, 2025 (Unaudited) (continued)
Name, Address and YEAR OF BIRTH	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017-Present), Vice President, Senior Client Service Manager (2013-2017), Assistant Vice President, Client Relations Manager (2002-2013), UMB Fund Services, Inc.

				N/A	N/A
*

Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

**

As of April 30, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Variant Alternative Income Fund
Other Information April 30, 2025 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available:

(i)    without charge, upon request, by calling the Fund at 1-877-770-7717 or

(ii)   by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-877-770-7717.

Tax Information

For the year ended April 30, 2025, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the year ended April 30, 2025, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

Variant Alternative Income Fund
Other Information April 30, 2025 (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-770-7717.

Variant Alternative Income Fund
Other Information April 30, 2025 (Unaudited) (continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  open an account

•  provide account information

•  give us your contact information

•  make a wire transfer

•  tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  sharing for affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as Variant Investments, LLC and UMB Fund Services, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

(b)      Not applicable.

ITEM 2.      CODE OF ETHICS.

(a)      The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      Not applicable.

(c)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)      The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)      The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)       The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)      The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended April 30, 2025:	$275,000
Fiscal year ended April 30, 2024:	$250,750

Audit-Related Fees

(b)      The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are noted in the below table. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Fiscal year ended April 30, 2025:	$0.00
Fiscal year ended April 30, 2024:	$0.00

Tax Fees

(c)      The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

Fiscal year ended April 30, 2025:	$14,000
Fiscal year ended April 30, 2024:	$9,000

All Other Fees

(d)      The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

Fiscal year ended April 30, 2025:	$0.00
Fiscal year ended April 30, 2024:	$0.00

Audit Committee’s pre-approval policies and procedures.

(e)(1)  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    100%

(c)     100%

(d)    100%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)      During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)      The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

(a)      Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)      Not applicable

ITEM 7.      FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.      CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.      PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.    REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Included on semi-annual report.

ITEM 11.    STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures

For most fixed income investments, voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Variant Investments LLC (the “Investment Manager”) does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

The Investment Manager also votes proxies related to equity securities held in discretionary portfolios. Additionally, the Investment Manager may vote proxies or other matters on the closed end funds, BDCs, Private Funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the relevant Fund’s shareholders.

For the Variant Alternative Income Fund (the “Fund”), the Investment Manager will also prioritize consistency with the Fund’s Impact Investing Framework in determining its vote.

The Investment Manager may delegate our responsibilities under the Proxy Policy to a third-party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The portfolio managers are responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Chief Compliance Officer shall identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

ITEM 13.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Variant Investments LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of Variant Alternative Income Fund (the “Fund”) as of April, 30, 2025:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Robert W. Elsasser	President	Since Inception	Principal, Variant Investments LLC (2017 - Present)	Portfolio Management
Curt Fintel	Treasurer	Since Inception	Principal, Variant Investments LLC (2017 - Present)	Portfolio Management
J.B. Hayes	Principal	Since Inception	Principal, Variant Investments LLC (2017 - Present)	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Variant Alternative Income Fund, for which the personnel of the Investment Manager are primarily responsible for the day-to-day portfolio management as of April 30, 2025:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert W. Elsasser	$0	$0	$0	2 account $2.923 Billion	$0	$0
Curt Fintel	$0	$0	$0	2 account $2.923 Billion	$0	$0
J.B. Hayes	$0	$0	$0	2 account $2.923 Billion	$0	$0

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Investment Manager and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Investment Manager have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.

(a)(3)  Compensation Structure of Portfolio Manager

As of April 30, 2025, total compensation paid to each Portfolio Manager includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. These individuals will also participate in a 401K program and receive medical/dental insurance benefits on the same basis as other officers of the Investment Manager. The compensation structure of key investment professionals is structured to incent long-term client retention and client service.

(a)(4)  Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2025:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Robert W. Elsasser	$100,001 - $500,000
Curt Fintel	Over $1,000,000
J.B. Hayes	$500,001 - $1,000,000

(b)      Not Applicable

ITEM 14.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16.    CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)      Not applicable.

(b)      Not applicable.

ITEM 18.    RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)      Not applicable.

(b)      Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)  Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Variant Alternative Income Fund
By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)
Date	July 02, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)
Date	July 02, 2025
By (Signature and Title)*	/s/ Curt Fintel
Curt Fintel, Treasurer
(Principal Financial Officer)
Date	July 02, 2025

____________

*        Print the name and title of each signing officer under his or her signature.